Exhibit 10.1

TWELFTH AMENDMENT AGREEMENT
This TWELFTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 4th day of August, 2017 among:
(a)    CORE MOLDING TECHNOLOGIES, INC., a Delaware corporation (“Core Molding”);

(b)    CORECOMPOSITES DE MEXICO, S. DE R.L. DE C.V., a sociedad de responsabilidad limitada de capital variable organized under the laws of Mexico (“Core Mexico” and, together with Core Molding, collectively, “Borrowers” and, individually, each a “Borrower”);

(c)    the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(d)    KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”).

WHEREAS, the Borrowers, Agent and the Lenders are parties to that certain Credit Agreement, dated as of December 9, 2008 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, Agent and the Lenders agree as follows:

1.    Amendment to Definition in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Consolidated Fixed Charges” therefrom and to insert in place thereof the following:

“Consolidated Fixed Charges” means, for any period, on a Consolidated basis and in accordance with GAAP, the aggregate, without duplication, of (a) Consolidated Interest Expense (including, without limitation, the “imputed interest” portion of Capitalized Lease Obligations, synthetic leases and asset securitizations, if any, but excluding any measure of ineffectiveness related to interest rate swaps and amortization of loan origination and issuance costs), (b) Consolidated Income Tax Expense, (c) scheduled principal payments of long-term Consolidated Funded Indebtedness (other than scheduled principal payments of the Mexican Loan that were prepaid by Core Molding or any of its Subsidiaries one year (or longer) prior to the due date of such principal payment), (d) Capital Distributions made in an aggregate amount in excess of Two Million Dollars ($2,000,000), and (e) Consolidated Unfunded Capital Expenditures.

2.    Amendment to Restricted Payment Covenant Provisions. Article V of the Credit Agreement is hereby amended to delete Section 5.15 therefrom and to insert in place thereof the following:

Section 5.15. Restricted Payments No Company shall make or commit itself to make any Restricted Payment at any time, except that, so long as no Default or Event of Default shall then exist or, after giving pro forma effect to such payment, thereafter shall begin to exist, Core Molding may make Capital Distributions.

3.    Closing Deliveries. Concurrently with the execution of this Amendment, the Borrowers shall:

(a)    cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b)    pay all legal fees and expenses of Agent in connection with this Amendment and any other Loan Documents.

4.    Representations and Warranties. The Borrowers hereby represent and warrant to Agent and the Lenders that (a) the Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the performance and observance by the Borrowers of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrowers or any law applicable to the Borrowers or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrowers; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrowers are not aware of any claim or offset against, or defense or counterclaim to, the Borrowers’ obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrowers in every respect, enforceable in accordance with its terms.

5.    Waiver and Release. The Borrowers, by signing below, hereby waive and release Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which the Borrowers are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

6.    References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

7.    Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.    Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

9.    Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10.    Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER. THE BORROWERS, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT OR THE LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG THE BORROWERS, AGENT AND THE LENDERS.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment in Columbus, Ohio as of the date first set forth above.

CORE MOLDING TECHNOLOGIES, INC. By: /s/ Kevin L. Barnett Kevin L. Barnett President and Chief Executive Officer
CORECOMPOSITES DE MEXICO, S. DE R.L. DE C.V. By: /s/ Kevin L. Barnett Kevin L. Barnett Attorney-in-Fact
KEYBANK NATIONAL ASSOCIATION as Agent and as a Lender By: /s/ Roger D. Campbell Roger D. Campbell Senior Vice President

Signature Page to
Twelfth Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Twelfth Amendment Agreement dated as of August 4, 2017. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY THE ABILITY OF AGENT AND LENDERS TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED.

CORE COMPOSITES CINCINNATI, LLC By: Core Molding Technologies, Inc., Its sole member By: /s/ Kevin L. Barnett Kevin L. Barnett President and Chief Executive Officer	CORE AUTOMOTIVE TECHNOLOGIES, LLC By: Core Molding Technologies, Inc., Its sole member By: /s/ Kevin L. Barnett Kevin L. Barnett President and Chief Executive Officer

CORE COMPOSITES CORPORATION

By: /s/ Kevin L. Barnett
Kevin L. Barnett
President and Chief Executive Officer

Signature Page to
Guarantor Acknowledgment and Agreement